Exhibit 22.2

9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class Class A Subordinate Voting

Holder Account Number

  Form of Proxy — Annual Meeting to be held on May 2, 2006

This Form of Proxy is solicited by and on behalf of Management.

Notes to Proxy

1.
Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated.

3.
This Proxy should be signed in the exact manner as the name appears on the Proxy.

4.
If this Proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the shareholder.

5.
The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the election of the management nominees listed in item 1 and FOR item 2 (see reverse).

6.
The securities represented by this Proxy will be voted or withheld from voting, in accordance with the instructions of the shareholder, on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.
This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the meeting or any adjournments or postponments thereof.

8.
Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the meeting.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS AWEEK!

Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.

Voting by mail, Internet or fax only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy. Instead of mailing this Proxy, you may choose one of the three other voting methods outlined below to vote this Proxy.

• Call the toll free number listed BELOW
  from a touch tone telephone. There is
  NO CHARGE for this call.
• Proxy Instructions must be received by
  5:00 pm, Eastern Time, on
  April 28, 2006.
  Please have this Proxy in hand when
you call.	• Go to the following web site: www.computershare.com/ca/proxy • Proxy Instructions must be received by 5:00 pm, Eastern Time, on April 28, 2006.	• Complete, sign and date the reverse hereof. • Return this Proxy in the envelope provided.	• Complete, sign and date the reverse hereof. • Fax to 1-866-249-7775 for within Canada and 416-263-9524 for outside of Canada.

If you vote by telephone, Internet or fax, DO NOT mail back this Proxy.

Proxies submitted must be received by 5:00 pm, Eastern Time, on April 28, 2006 to be valid. Please refer to the Management Information Circular/Proxy Statement for further information.

Appointment of Proxyholder

This Proxy is solicited by and on behalf of Management of Magna International Inc. (the "Corporation").
The undersigned shareholder of the Corporation hereby appoints Frank Stronach, or failing him Donald J. Walker, or failing him Siegfried Wolf, or instead of any of them the undersigned wishes to appoint (insert name in box to the right) , as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Annual Meeting of the Shareholders of the Corporation to be held at Roy Thomson Hall, 60 Simcoe Street, Toronto, Ontario, Canada on May 2, 2006 at 10:00am and any and all adjournments or postponements thereof.

1.    Election of Directors The nominees proposed by Management are:

01. William H. Fike; 02. Manfred Gingl; 03. Michael D. Harris; 04. Edward C. Lumley; 05. Klaus Mangold; 06. Donald Resnick; 07. Royden R. Richardson; 08. Frank Stronach; 09. Franz Vranitzky; 10. Donald J. Walker; 11. Siegfried Wolf; 12. Lawrence D. Worrall.

Vote FOR all nominees listed above.	➢	☐
Vote FOR all nominees listed above other than:	➢	☐	Please specify the name of the individual(s):

WITHHOLD vote for all nominees listed above:	➢	☐

2. Appointment of Auditors
Re-appointment of Ernst & Young LLP as the Auditor of the Corporation, based on the recommendation of the Audit Committee of the Board of Directors, and authorizing the Audit Committee to fix the Auditor's remuneration.	Vote For	➢	☐	Withhold Vote For	➢	☐

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the election of the management nominees listed in item 1 and FOR item 2 (see above).

Signature(s)

Date

Financial Statements / Reports Request	Interim Financial Reports		Annual Reports

In accordance with securities regulations, shareholders may elect annually to receive financial statements and/or certain reports, if they so request. If you wish to receive such mailings, please mark your selection.	☐	Mark this box if you WOULD like to receive interim financial statements along with the related management's discussion and analysis by mail. You may also register online to receive financial statements along with the related management's discussion and analysis at www.computershare.com/mailinglist	☐	Mark this box if you DO NOT want to receive the Annual Report (including financial statements and the related management's discussion and analysis) by mail.

If you do not mark the box, or do not return this PROXYor register online, then it will be assumed you DO NOT want to receive interim financial statements and DO want to receive annual reports.

9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class Class B

Holder Account Number

  Form of Proxy — Annual Meeting to be held on May 2, 2006

This Form of Proxy is solicited by and on behalf of Management.

Notes to Proxy

1.
Every shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this Proxy with signing capacity stated.

3.
This Proxy should be signed in the exact manner as the name appears on the Proxy.

4.
If this Proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the shareholder.

5.
The securities represented by this Proxy will be voted as directed by the shareholder, however, if such a direction is not made in respect of any matter, this Proxy will be voted FOR the election of the management nominees listed in item 1 and FOR item 2 (see reverse).

6.
The securities represented by this Proxy will be voted or withheld from voting, in accordance with the instructions of the shareholder, on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.
This Proxy confers discretionary authority in respect of amendments or variations to the matters identified in the Notice of Meeting and in respect of all other business or matters that may properly come before the meeting or any adjournments or postponments thereof.

8.
Please refer to the accompanying Management Information Circular/Proxy Statement for further information regarding completion of this Proxy and other information pertaining to the meeting.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS AWEEK!

Voting by mail may be the only method for holdings held in the name of a corporation or holdings being voted on behalf of another individual.

Voting by mail, Internet or fax only methods by which a holder may appoint a person as proxyholder other than the Management appointees named on the reverse of this Proxy. Instead of mailing this Proxy, you may choose one of the three other voting methods outlined below to vote this Proxy.

• Call the toll free number listed BELOW
  from a touch tone telephone. There is
  NO CHARGE for this call.
• Proxy Instructions must be received by
  5:00 pm, Eastern Time, on
  April 28, 2006.
  Please have this Proxy in hand when
you call.	• Go to the following web site: www.computershare.com/ca/proxy • Proxy Instructions must be received by 5:00 pm, Eastern Time, on April 28, 2006.	• Complete, sign and date the reverse hereof. • Return this Proxy in the envelope provided.	• Complete, sign and date the reverse hereof. • Fax to 1-866-249-7775 for within Canada and 416-263-9524 for outside of Canada.

If you vote by telephone, Internet or fax, DO NOT mail back this Proxy.

Proxies submitted must be received by 5:00 pm, Eastern Time, on April 28, 2006 to be valid. Please refer to the Management Information Circular/Proxy Statement for further information.

Appointment of Proxyholder

This Proxy is solicited by and on behalf of Management of Magna International Inc. (the "Corporation").
The undersigned shareholder of the Corporation hereby appoints Frank Stronach, or failing him Donald J. Walker, or failing him Siegfried Wolf, or instead of any of them the undersigned wishes to appoint (insert name in box to the right) , as the proxyholder of the undersigned, with full power of substitution to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before the Annual Meeting of the Shareholders of the Corporation to be held at Roy Thomson Hall, 60 Simcoe Street, Toronto, Ontario, Canada on May 2, 2006 at 10:00am and any and all adjournments or postponements thereof.

1.    Election of Directors The nominees proposed by Management are:

01. William H. Fike; 02. Manfred Gingl; 03. Michael D. Harris; 04. Edward C. Lumley; 05. Klaus Mangold; 06. Donald Resnick; 07. Royden R. Richardson; 08. Frank Stronach; 09. Franz Vranitzky; 10. Donald J. Walker; 11. Siegfried Wolf; 12. Lawrence D. Worrall.

Vote FOR all nominees listed above.	➢	☐
Vote FOR all nominees listed above other than:	➢	☐	Please specify the name of the individual(s):

WITHHOLD vote for all nominees listed above:	➢	☐

2. Appointment of Auditors
Re-appointment of Ernst & Young LLP as the Auditor of the Corporation, based on the recommendation of the Audit Committee of the Board of Directors, and authorizing the Audit Committee to fix the Auditor's remuneration.	Vote For	➢	☐	Withhold Vote For	➢	☐

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR the election of the management nominees listed in item 1 and FOR item 2 (see above).

Signature(s)

Date

Financial Statements / Reports Request	Interim Financial Reports		Annual Reports

In accordance with securities regulations, shareholders may elect annually to receive financial statements and/or certain reports, if they so request. If you wish to receive such mailings, please mark your selection.	☐	Mark this box if you WOULD like to receive interim financial statements along with the related management's discussion and analysis by mail. You may also register online to receive financial statements along with the related management's discussion and analysis at www.computershare.com/mailinglist	☐	Mark this box if you DO NOT want to receive the Annual Report (including financial statements and the related management's discussion and analysis) by mail.

If you do not mark the box, or do not return this PROXYor register online, then it will be assumed you DO NOT want to receive interim financial statements and DO want to receive annual reports.